                                                                      EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT




         Name               Jurisdiction of Incorporation   Percentage Ownership
         ----               -----------------------------   --------------------
Wilshire International de               Mexico                     99.9%
   Mexico, S.A. de C.V.